UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2006
INTERNATIONAL GAME TECHNOLOGY
(Exact name of Registrant as specified in its charter)

Nevada	001-10684	88-0173041

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
9295 Prototype Drive, Reno, Nevada 89521

(Address of principal executive offices)(Zip Code)
(775) 448-7777

(Registrant’s telephone number, including area code)
not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
Exhibit Index
EXHIBIT 99.1
EXHIBIT 99.2

Item 8.01. Other Events.
On December 13, 2006, International Game Technology (the “Company”) issued a press release announcing its intention to offer $825 million in aggregate principal amount of Convertible Debentures due 2036. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
On December 14, 2006, the Company issued a press release announcing the pricing of its private offering of $825 million in aggregate principal amount of 2.6% Convertible Debentures due 2036. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits.
99.1	Press release dated December 13, 2006 announcing the offering of Convertible Debentures due December 15, 2036

99.2	Press release dated December 14, 2006 announcing the pricing of 2.6% Convertible Debentures due December 15, 2036

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTERNATIONAL GAME TECHNOLOGY (Registrant)
Date: December 15, 2006	By:	/s/ Maureen T. Mullarkey
		Name:	Maureen T. Mullarkey
		Title:	Executive Vice President, Chief Financial Officer and Treasurer

Exhibit Index

Exhibit	Description of Exhibit
99.1	International Game Technology press release dated December 13, 2006
99.2	International Game Technology press release dated December 14, 2006